Exhibit 10.20

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) to that certain Loan Agreement dated August 22, 2018 (the “Loan Agreement”) is made and entered into as of the date last written below (the “Effective Date”), by and among Athena Bitcoin, Inc., a Delaware corporation (“Borrower”) and Michael Komaransky, an individual (“Lender”). Athena Bitcoin Global (f/k/a GamePlan, Inc.), a Nevada corporation (“Parent”), the parent company of Borrower, hereby joins this Amendment as a party added to the Loan Agreement by virtue hereof. Borrower, Lender and Parent are sometimes hereinafter referred to individually as a “Party” and, collectively, as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

RECITALS

WHEREAS, as of immediately prior to the Effective Date and pursuant to Section 6.1 of the Loan Agreement, the Loan Agreement may be amended pursuant to a signed writing from the Lender, and the Parties desire to amend the Loan Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.                  Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

A.                 Preamble. The preamble to the Loan Agreement is amended and replaced in its entirety to read as follows:

“THIS LOAN AGREEMENT (this “Agreement”), dated as of August 22, 2018 (the “Effective Date”), as amended in accordance with its provisions, is entered into between Mike Komaransky, an individual (the “Lender”), on the one hand, and, on the other hand, Athena Bitcoin Global, a Nevada corporation (“Parent”) and its subsidiary Athena Bitcoin, Inc., a Delaware corporation (“Subsidiary”, together with Parent and each of their successors and assigns, the “Company”). The Lender and the Company are sometimes referred to herein collectively as the “Parties” and each individually as a “Party”. For clarification, the Parties intend that each of Parent and Company shall be jointly and severally liable as borrowers under this Agreement, the Note and that certain Security Agreement made and entered into concurrently with that certain First Amendment to this Agreement as dated therein, and that all references herein and therein to Company shall mean to include a reference to both Parent and Subsidiary.”

B.                  Section 1 (Definitions).

(i)                 The definition of “Loan Maturity Date” in Section 1.1 of the Loan Agreement is hereby amended and replaced in its entirety to read as follows: “Loan Maturity Date means May 31, 2022.”

(ii)               The following definition is added to Section 1.1: “Security Agreement means that certain Security Agreement attached to this Agreement as Exhibit D to be entered into the by the Parties as of the same date as that certain First Amendment to Loan Agreement dated as therein.” The Parties agree that the form of Security Agreement attached to this Amendment as Appendix 1 shall be inserted into the Loan Agreement as and be Exhibit D to the Loan Agreement.

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C.                  Section 2 (The Loans).

(i)                 Section 2.3 of the Loan Agreement is hereby amended and replaced in its entirety to read as follows: “Mandatory Payment of the Loans”. The Company shall make weekly payments (due by 5:00 p.m. U.S. Central Time on Friday of each calendar week) in the amount equal to US$35,000, payable in bitcoin (and not in any other fiat- or crypto-currency) at the published exchange rate at 9:00 a.m. Central Time on such Friday), to be applied by the Lender toward the then unpaid principal balance of the Loan. The Company will repay all of the unpaid principal balance of the Loan and all interest and fees accrued and unpaid thereon on the Loan Maturity Date, unless accelerated pursuant to Section 2.5.

(ii)               A new Section 2.6 of the Loan Agreement is hereby added to read as follows:

“Grant of Security Interest. To secure the prompt payment of the Company’s obligations and the prompt, full and faithful performance by the Company of all of the provisions to be kept, observed or performed by the Company under this Loan Agreement, the Note and/or the other documents, the Company does hereby GRANT, ASSIGN AND TRANSFER to the Lender a first priority security interest in and to, and a lien on, all property, wherever located, whether real or personal, now owned or existing or at any time hereafter arising or acquired by (or on behalf of) the Company or in which the Company now has, or at any time in the future may acquire, any right, title or interest (all of the foregoing, individually and collectively, the “Collateral”), including without limitation the property set forth in Exhibit A to the Security Agreement, as may be applicable, except such Collateral shall exclude any and all property described as Collateral in that certain Security Agreement dated as of May 30, 2017, by and between Athena Bitcoin, Inc. and Consolidated Trading Futures, LLC (“CTF”) until the repayment by Athena Bitcoin of the outstanding debt and obligations to CTF under the CTF Security Agreement.”

(iii)             A new Section 2.7 of the Loan Agreement is hereby added to read as follows:

“Conversion of the Note. At the first time and on the first date after June 30, 2021 that the published exchange rate of bitcoin for US dollars is equal to or exceeds a ratio of 1 bitcoin:US$75,000 (the “Conversion Ratio Trigger”), the outstanding principal amount of the Note due and owing to the Lender at such time, including accrued interest, if any, shall be automatically converted to US dollars calculated at the applicable Conversion Trigger Ratio (an “Exchange-based Conversion Event”). Upon an Exchange-based Conversion Event, and within five (5) days thereof, Company shall issue in the favor of the Lender a replacement (secured) promissory note reflecting the outstanding principal and interest amount due as of the date of the Exchange-based Conversion Event and containing substantially similar terms as the Note with no material modification thereto, and upon receipt thereof from Company, the Lender shall immediately acknowledge in writing the cancellation of the Note and surrender any original copies thereof in its possession (the “Note Exchange”). The Parties agree that any Note Exchange which occurs pursuant to this Section 2.7 shall be self-executing and shall not require any further amendments to this Agreement or the Security Agreement, and that the Lender shall thereafter be entitled to amend any filings made by it to continue to perfect its security interests in Company’s collateral as pledged under the Security Agreement, as required by applicable law.”

2.                  Reaffirmation. Company (a) affirms all of its obligations under the Loan Agreement and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection herewith do not operate to reduce or discharge the Company’s obligations thereunder.

3.                  No Other Amendment; Recitals. Except as modified by this Amendment, the Loan Agreement shall remain in full force and effect in all respects without any modification. This Amendment shall be effective as to the Loan Agreement as of the Effective Date. The preamble and recitals hereof are fully incorporated into this Amendment.

4.                  Governing Law. This Amendment shall be governed by and construed under the laws of the State of Illinois, without regard conflict of laws principles that would result in the application of any law other than those of the State of Illinois.

5.                  Counterparts. This Amendment may be signed in two or more counterparts, each of which shall be an original, and all of which shall be deemed one instrument, and counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

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[SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

COMPANY

PARENT

ATHENA BITCOIN GLOBAL

By:
Name: Eric Gravengaard
Title: CEO
Date: _______________________________

BORROWER

ATHENA BITCOIN GLOBAL

By:
Name: Eric Gravengaard
Title: CEO
Date: _______________________________

LENDER

By:
Name: Mike Komaransky
Date: __________________________________

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APPENDIX 1

Security Agreement

(see attached)

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